UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2013

OMEGA COMMERCIAL FINANCE CORPORATION
(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 5th Street, Suite 200, Miami, Florida	33139
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:  (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On January 23, 2013 Omega Commercial Finance Corp. (the “Company”) entered into a Purchase & Option to Purchase Agreement with VFG Securities Incorporated, a California corporation (“VFG Securities”) to acquire 100% of  VFG Securities for $750,000 in cash and common stock (the “Purchase Price”).  Under the terms of this agreement, the Company agreed to pay the shareholders of VFG Securities as follows: $125,000 upon the first closing to acquire 17% of the issued and outstanding common stock of VFG Securities (the “First Closing”) and $525,000 in cash (the “Deferred Cash Payment”) plus 1,000,000 shares of the Company’s common stock to acquire the remaining 83% of VFG Securities common stock (the “Second Closing”).  The First Closing an initial $125,000 was payable and upon VFG Securities filing a Form BD with the Financial Industries Regulatory Authority (“FINRA”), at such time Omega Commercial Finance Corp received a 17% non-controlling minority ownership stake in VFG Securities Inc. and VFG Advisors LLC.

The Second Closing is contingent on obtaining FINRA approval within 90 days of First Closing.  In addition, Purchase Price is subject to VFG Securities achieving gross revenue of at least $3,300,000 during the 12 month period ending on December 31, 2013 (the “Revenue Target”).  In the event VFG Securities does not meet its Revenue Target, then the Purchase Price will be reduced pro-rata based on a gross revenue target on $3,500,000.

In addition, the Second Closing is subject to the Company obtaining errors and omissions insurance for VFG Securities’ operations and other customary conditions of closing. The terms of the Purchase & Option to Purchase Agreement described above are qualified in their entirety by reference to the agreement which is filed as Exhibit 10.1 to this report.

Item 7.01

Regulation FD Disclosure.

On January 28, 2013 the Company issued a press release announcing its acquisition of an interest in VFG Securities. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of CD International Enterprises, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No	Description

10.1	Purchase & Option to Purchase Agreement between Omega Commercial Finance Corp. and VFG Securities Incorporated dated January 23, 2013.
99.1	Press release dated January 28, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Commercial Finance Corp.

Date: February 7, 2013	By:	/s/ Jon S. Cummings, IV
Jon S. Cummings, IV
Chief Executive Officer